United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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21st CENTURY HOLDING COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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21st CENTURY HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2009

To the Shareholders of 21st Century Holding Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the “Company”), will be held at our principal executive offices at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, Florida 33311, at 11:00 A.M., on June 2, 2009 for the following purposes:

1.	To elect two Class II directors, each for a term of three years;
2.	To consider and vote upon a proposal to approve an amendment to the 2002 Stock Option Plan to extend the maximum term of option grants from six years to ten years.
3.	To consider and vote upon a proposal to adopt the 2009 Stock Option Plan.
4.	To ratify the appointment of DeMeo Young McGrath as the Independent Registered Public Accounting Firm of the Company to serve for the 2009 fiscal year; and
5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on April 1, 2009 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,

Rebecca L. Campillo, Secretary

Lauderdale Lakes, Florida
April 21, 2009

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

21st CENTURY HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2009

PROXY STATEMENT

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of 21st Century Holding Company of proxies to be voted at our 2009 Annual Meeting of Shareholders to be held on June 2, 2009, at 11:00 a.m. at the Company's principal executive offices located at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, FL  33311 and at any postponement or adjournment thereof.    In this proxy statement, 21st Century Holding Company is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to our shareholders is April 21, 2009.  You should review the information provided in this proxy statement with our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which is being delivered to shareholders simultaneously with this proxy statement.

Internet Availability of Proxy Materials

This year, we will be using the new “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this new process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 21, 2009, we will mail to many of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials. We will not be mailing the Notice to stockholders who had previously elected either to receive notices and access the proxy materials and vote completely electronically via the Internet or to receive paper copies of the proxy materials.

  Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on April 1, 2009, the record date, will be entitled to notice of, and to vote at the, the Annual Meeting. On that date, we had 8,013,894 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” the election of each of the nominees to the Board named herein, “FOR” Proposal 2 – to approve an amendment to the 2002 Stock Option Plan to extend the maximum term of option grants from six years to ten years, “FOR” Proposal 3 – to adopt the 2009 Stock Option Plan and “FOR” Proposal 4 - the ratification of DeMeo Young McGrath as our independent certified public accountants. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record meaning that your shares of common stock are represented by certificates in your name so that you appear as a shareholder on the records of our transfer agent, Registrar and Transfer Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Alternatively, if your bank or brokerage firm has arranged for Internet or telephonic voting of shares, you may vote by following the instructions for using those services on the voting instruction form. If your bank or brokerage firm uses Broadridge Investor Communication Solutions, you may vote your shares via the Internet at www.proxyvote.com or by calling the telephone number on your voting instruction form.

All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the shareholders entitled to vote at the Annual Meeting will be available at the Company’s executive office, 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, FL  33311, for a period of ten (10) days prior to the Annual Meeting for examination by any shareholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Costs of Mailing and Solicitation

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by us.  In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.  At this time, we do not anticipate that we will be retaining a third-party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

Adjournment or Postponement of the Annual Meeting

The Annual Meeting may be adjourned or postponed without notice other than by an announcement made at the Annual Meeting, if approved by the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.  No proxies voted against approval of any of the proposals will be voted in favor of adjournment or postponement for the purpose of soliciting additional proxies.  If we postpone the Annual Meeting, we will issue a press release to announce the new date, time and location of the Annual Meeting.

BENEFICIAL SECURITY OWNERSHIP

The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of our common stock by (i) each person who is known by us to beneficially own 5% or more of our outstanding common stock, (ii) each of our executive officers named in the Summary Compensation Table in the section “Executive Compensation,” (iii) each of our directors, and (iv) all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next sixty (60) days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o 21st Century Holding Company, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, FL 33311.

	Number of Shares	Percent of
	Beneficially	Class
Name and Address of Beneficial Owner (1)	Owned (2)	Outstanding
Bruce F. Simberg (1)	193,779	2.50
Richard W. Wilcox, Jr. (2)	145,250	1.81
Carl Dorf (3)	122,288	1.52
Michael H. Braun (4)	46,900	*
Stephen C. Young (5)	42,200	*
Peter J. Prygelski, III (6)	35,000	*
Charles B. Hart, Jr. (7)	7,000	*
Jenifer G. Kimbrough	0	*

All directors and executive officers as a group (8 persons) (8)	599,417	7.39%

5% or greater holders:
Edward J. Lawson and Michele V. Lawson (9)	695,795	8.56%
3661 West Oakland Park Blvd, Suite 300
Lauderdale Lakes, FL 33311

Dimensional Fund Advisors LP (10)	506,230	6.32%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

Financial & Investment Management Group, Ltd. (11)	451,150	5.63%
111 Cass Street
Traverse City, MI 49684

*	Less than 1%.

(1)	Includes 7,000 shares of common stock issuable upon the exercise of stock options held by Mr. Simberg.

(2)
Includes 3,000 shares of common stock held in Mr. Wilcox’s IRA, 50,000 shares of common stock held by Mr. Wilcox’s spouse and 7,000 shares of common stock issuable upon the exercise of stock options held by Mr. Wilcox.

(3)
Includes 59,624 shares of common stock held by Carl Dorf Rollover IRA, 54,164 shares of common stock held by Dorf Trust, 1,500 shares of common stock held in a joint account with Mr. Dorf’s spouse, and 7,000 shares of common stock issuable upon the exercise of stock options held by Mr. Dorf.

(4)	Includes 29,000 shares of common stock issuable upon the exercise of stock options held by Mr. Braun.

(5)	Includes 7,400 shares of common stock issuable upon the exercise of stock options held by Mr. Young.

(6)	Includes 2,000 shares of common stock held in Mr. Prygelski’s IRA and 32,000 shares of common stock issuable upon the exercise of stock options held by Mr. Prygelski.

(7)	Includes 7,000 shares of common stock issuable upon the exercise of stock options held by Mr. Hart.

(8)	Includes 96,400 shares of common stock issuable upon the exercise of stock options.

(9)
Represents 330,407 shares of common stock held of record by Edward J. Lawson, 269,163 shares of common stock held of record by Michele V. Lawson, the wife of Mr. Lawson, 10,000 shares of common stock held by Mr. and Mrs. Lawson’s daughter and 86,225 shares of common stock issuable upon the exercise of stock options held by Mr. Lawson.  This information is based on Form 4 filings made by Michele Lawson and Edward Lawson with the SEC on March 11, 2009 and the Company's records with respect to Mr. Lawson's stock options.

(10)
Includes 506,230 shares of common stock beneficially held on behalf of various clients of Dimensional Fund Advisors LP ("Dimension")  This information is based on Dimension's Schedule 13G filed with the SEC on February 9, 2009.

(11)
Includes 451,150 shares of common stock beneficially held on behalf of various clients of Financial & Investment Management Group, Ltd. ("FIM").  This information is based on FIM's Schedule 13D filing made with the SEC on October 20, 2009.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Our Articles of Incorporation provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III and provides that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board.  At each annual meeting of shareholders, successors to the class of directors whose terms expires at that annual meeting are elected for a three-year term.  The current term of the Class II directors terminates on June 2, 2009, the date of our 2009 Annual Meeting.  The current term of the Class I directors terminates on the date of our 2010 annual meeting of shareholders and the current term of the Class III directors terminates on the date of our 2011 annual meeting of shareholders.

Messrs. Bruce F. Simberg and Richard W. Wilcox, Jr. currently serve as Class II directors.  Our Board of Directors has nominated them and they will stand for re-election at the 2009 Annual Meeting.  Our Board of Directors has established by resolution that our Board of Directors will consist of 7 members, consisting of three Class I directors, two Class II directors and two Class III Directors.  Michael H. Braun, Peter J. Prygelski, III and Jenifer G. Kimbrough currently serve as Class I directors and Carl Dorf and Charles B. Hart, Jr. currently serve as Class III directors.  If elected at the 2009 Annual Meeting, Messrs. Simberg and Wilcox will serve as Class II directors until our 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

           Messrs. Simberg and Wilcox have consented to serve on our Board of Directors and the Board of Directors has no reason to believe that they will not serve if elected.  However, if any of them should become unavailable to serve as a director, and if the Board has designed a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Nominees for Re-election

The following persons were recommended by the Board of Directors and are nominated as directors as follows:

Name	Age	Position with the Company
Bruce F. Simberg	60	Chairman of the Board, Director

Richard W. Wilcox, Jr.	67	Director

Bruce F. Simberg has served as a Class II director of the Company since January 1998. Mr. Simberg has been a practicing attorney since October 1975, most recently as managing partner of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A. (“Conroy Simberg”), a law firm in Ft. Lauderdale, Florida, since October 1979.

Richard W. Wilcox, Jr. has served as a Class II director of the Company since January 2003.  Mr. Wilcox has been in the insurance industry for more than 40 years.  In 1963, Mr. Wilcox started an insurance agency that eventually developed into a business generating $10 million in annual revenue.  In 1991, Mr. Wilcox sold his agency to Hilb, Rogal and Hamilton Company (“HRH”) of Fort Lauderdale, for which he retained the position of President through 1998.  In 1998, HRH of Fort Lauderdale merged with Poe and Brown of Fort Lauderdale, and Mr. Wilcox served as the Vice President of Poe and Brown until 1999, when he retired.

Vote Required and Recommendation

The two nominees for election to the Board of Directors, as Class II directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors.  Shareholders do not have the right to cumulate their votes for directors.  In the election of directors, an abstention or broker non-vote will have no effect on the outcome.  The Board recommends that its shareholders vote “FOR” each of the nominees for director set forth above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our executive officers and directors as of April 1, 2009:

Name	Age	Position with the Company
Michael H. Braun	41	Chief Executive Officer, Class I Director

Peter J. Prygelski, III	40	Chief Financial Officer, Class I Director

Stephen C. Young	34	President

Carl Dorf	68	Class III Director

Charles B. Hart, Jr.	70	Class III Director

Bruce F. Simberg	60	Chairman, Class II Director

Richard W. Wilcox, Jr.	67	Class II Director

Jenifer G. Kimbrough	37	Class I Director

The business experience of Bruce F. Simberg and Richard W. Wilcox, Jr., the two nominees to serve as Class II Directors, appears under the caption "Nominees for Re-election" beginning on page 5.

Michael H. Braun was appointed to the Board of Directors as a Class I director in December 2005.  Mr. Braun was named Chief Executive Officer in June 2008. Mr. Braun brings to the mission his experience from a 13-year career with the Company, where he was Chief Operating Officer of the Company and President of Federated National Insurance Company, a wholly-owned subsidiary of the Company, a position he continues to hold. In these roles, he was responsible for the business operations and strategic product portfolio. Prior to joining the Company, Mr. Braun was Managing Partner for an independent chain of insurance agencies that was located throughout the state of Florida, which was acquired by the Company in 1998.

Peter J. Prygelski, III was appointed to the Board of Directors as a Class I director in June 2008 and has served as our Chief Financial Officer since June 2007.  Mr. Prygelski served as a Director of the Company and as the Chairman of the Audit Committee and the Company's designated financial expert from January 2004 through June 25, 2007. He has also served as a member of our Investment Committee and Independent Director's Committee during that time period. Mr. Prygelski most recently served as a Senior Manager in the Enterprise Risk Services practice of Deloitte and Touche from May 2006 to May 2007. Prior to joining Deloitte and Touche, Mr. Prygelski served in a similar capacity with Ernst & Young from April 2004 to April 2006. Previously, Mr. Prygelski was a Director of Audit for American Express Centurion Bank (a subsidiary of American Express), where he began his career in Corporate Finance and was a member of their Enterprise Risk and Assurance function from November 1991 to August 2003.

Stephen C. Young has served as the Company’s President from June 2007 through the present date, and as President of Federated Premium Finance, Inc., a wholly-owned subsidiary of the Company, from January 1998 through the present date. Mr. Young served as Vice President of Operations of the Company from June 2006 through May 2007.

Carl Dorf was appointed to the Board of Directors in August 2001.  Since April 2001, Mr. Dorf has been the principal of Dorf Asset Management, LLC, and is responsible for all investment decisions made by that company.  From January 1991 to February 2001, Mr. Dorf served as the Fund Manager of ING Pilgrim Bank and Thrift Fund.  Prior to his experience at Pilgrim, Mr. Dorf was a principal in Dorf & Associates, an investment management company.

Charles B. Hart, Jr. was appointed to the Board of Directors in March 2002.  Mr. Hart has more than 40 years of experience in the insurance industry.   From 1973 to 1999, Mr. Hart served as President of Public Assurance Group and as General Manager of Operations for Bristol West Insurance Services.  Since 1999, Mr. Hart has acted as an insurance consultant.

Jenifer G. Kimbrough was appointed to the Board of Directors effective April 1, 2009.  Ms. Kimbrough has served as the Vice President of Assurance and Process Improvement for Surgical Care Affiliates since November 2007.  Prior to 2007, Ms. Kimbrough was the Senior Vice President of Investor Relations at Regions Financial Corporation.  From 1993 to 2003, Ms. Kimbrough served as an Audit Senior Manager at Ernst & Young LLP.  Ms. Kimbrough received her certification as a certified public accountant from the Alabama State Board of Public Accountancy in 1994.  Ms. Kimbrough is an active member of several societies, including: American Woman’s Society of CPAs, Institute of Internal Auditors, Alabama State Society of CPAs and American Institute of CPAs.  Additionally, she recently served on the AICPA Women’s Initiative Executive Committee and as National President of the AWSCPA.

Significant Employees

James Gordon Jennings, III (age 51) has served as the President of Assurance Managing General Agents, Inc. (“Assurance MGA”), a wholly-owned subsidiary, since May 2008 and as the Company’s Vice President of Risk Management since April 2008.  Previously he worked for American Vehicle Insurance Company (“American Vehicle”), one of our wholly-owned subsidiary companies, from 1990 through 2000 where he was involved in all aspects of property and casualty insurance.  Mr. Jennings served as our Controller from May 2000 through August 2002, as Chief Financial Officer from August 2002 through June 2007 and as Chief Accounting Officer from June 2007 through March 2008.  Mr. Jennings’, formerly a certified public accountant, also holds a Certificate in General Insurance and an Associate in Insurance Services as designated by the Insurance Institute of America.

Thomas J. Spitalny (age 48) was appointed to serve as the President of American Vehicle in February 2009.  Mr. Spitalny joined the Company in April 2008 to serve as our Product Development Manager.  Mr. Spitalny has over 27 years of experience in the insurance industry.  Prior to joining the Company, Mr. Spitalny served as President of Whitehill Agency Management, LLC (September 2004-April 2008), Senior Vice President of Insurers Unlimited, Inc. (June 2002 to September 2004) and Vice President of Volvo Commercial Finance The Americas, LLC, as well as Chief Operating Officer of Accelerated Reinsurance Company Ltd., (January 1998 to June 2002).

C. Brian Turnau (age 42) has served as the President of Superior Adjusting, Inc. (“Superior”), a wholly-owned subsidiary of the Company, since July 2006.  Mr. Turnau served as the Litigation Manager of Superior from June 2000 until his promotion to President.  He has over nine years experience in the insurance industry.  Prior to joining the Company, Mr. Turnau worked for private practice insurance defense litigation law firms for over fifteen years.  Mr. Turnau earned his Bachelors of Arts degree in History in 1989 from Washington and Lee University.  He currently serves on the Board of Directors of the Florida High School for Accelerated Learning, a nonprofit Charter School that serves the needs of underprivileged students.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers, directors and holders of more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and The Nasdaq National Market (“Nasdaq”).  Such persons are required to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons, we believe that, with respect to the fiscal year ended December 31, 2008, all filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with, except Edward Lawson filed one Form 4 late, which was amended two times, which reported 16 transactions.

Corporate Governance

We have adopted a Code of Conduct for all employees, officers and directors of the Company.  A copy of our Code of Conduct policy is available on our web site at www.21stcenturyholding.com.

Meetings and Committees of the Board of Directors

During 2008, the Board of Directors held four (4) regular meetings, five (5) special meetings and took actions by written consent on sixteen (16) occasions. During 2008, no director attended fewer than 75% of the board and committee meetings held during this period.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.  Last year, all seven (7) of our directors attended our annual meeting.

The Board has determined that the following directors are independent pursuant to the Nasdaq Global Market listing requirements ("Nasdaq Rules")  Carl Dorf, Charles B. Hart, Jr., Richard W. Wilcox, Jr., Bruce F. Simberg, and Jenifer G. Kimbrough.  In making the independence determination with respect to Mr. Simberg, the Board considered the fact that Conroy Simberg, a law firm founded by Mr. Simberg, had provided legal services to the Company during the past 14 years.   However, the legal services provided by Conroy Simberg during the past three fiscal years do not exceed the amounts set forth in Nasdaq Rule 4200(a)(15) and Mr. Simberg qualifies as an independent director under Nasdaq Rule 4200(a)(15).

In March 2008 the Company’s Board of Directors decided to disband the Independent Directors Committee and designate separate committees to perform its respective duties and responsibilities.  Therefore, the standing committees of the Board of Directors in 2008 are the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee.  Charters for each committee are available upon the Company’s website at www.21stcenturyholding.com.  The charter of each committee is also available in print to any shareholder who requests it from our Corporate Secretary.

Audit Committee

As of December 31, 2008, the Audit Committee was composed of Charles B. Hart, Jr., who served as the Chairman of the Audit Committee, Richard W. Wilcox, Jr. and Carl Dorf.  Each member was determined to be independent as defined by the Nasdaq Rules and SEC rules for Audit Committee membership.  Mr. Dorf was designated as a “financial expert” as that term is defined in the applicable rules and regulations of the Exchange Act.  The Board determined that Mr. Dorf was a "financial expert" as defined in the applicable rules and regulations of the Exchange Act based on his forty (40) years of experience as a securities analyst.  The Audit Committee met on six (6) occasions in 2008.  Effective as of April 1, 2009, Jennifer G. Kimbrough was appointed to serve on the Audit Committee.  The Board has determined that Ms. Kimbrough is independent as defined by the Nasdaq Rules and SEC rules for Audit Committee membership and is a "financial expert" as defined in the applicable rules and regulations of the Exchange Act.

Pursuant to its written charter, the duties and responsibilities of the Audit Committee include, but are not limited to, (a) the appointment of the independent certified public accountants and any termination of such engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing and financial statement matters, and (e) reporting its recommendations and findings to the full Board of Directors.  The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next committee meeting.

The independent auditor must ensure that all audit and non-audit services have been approved by the Audit Committee.  The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

Independent Directors Committee

As of January 1, 2008, the members of the Independent Directors Committee were Carl Dorf, who served as the Chairman, Charles B. Hart, Jr., Richard W. Wilcox, Jr. and Anthony C. Krayer, III.  Each member was determined to be independent as defined by the Nasdaq Rules.  Mr. Dorf served as the Chairman of the Independent Directors Committee.  This committee met in executive session biannually and its duties and responsibilities included, but were not limited to, the following:

•	Function as the Company’s Compensation Committee and review and approve the compensation of our executive officers and directors
•	Administer the Company's 1998 Stock Option Plan, 2001 Franchise Stock Option Plan and 2002 Stock Option Plan

•	Function as the Company’s Nominating Committee.

The Independent Directors Committee had adopted written charters for its duties with respect to (i) the compensation of the Company’s executive officers and directors, contained in the Compensation Committee Charter and (ii) the nomination process for directors, contained in its Nomination Committee Charter.

In March 2008 the Company’s Board of Directors decided to disband the Independent Directors Committee and designate separate committees to perform its respective duties and responsibilities.  The committees designated to replace the Independent Directors Committee are the Compensation Committee and the Nominating Committee to which each committee shall perform the duties and responsibilities pursuant to its respective charter.

Compensation Committee

During fiscal 2008, the Company’s Compensation Committee was composed of Carl Dorf, Charles B. Hart, Jr., Richard W. Wilcox, Jr., and Bruce F. Simberg.  As of April 1, 2009, Jenifer G. Kimbrough joined the Compensation Committee. Each member is independent as defined by the Nasdaq Rules.  Mr. Dorf serves as the Chairman.  The Compensation Committee performs the duties and responsibilities pursuant to its charter, which includes reviewing and approving the compensation of the Company's executive officers. During fiscal 2008, the Compensation Committee held two (2) regular meetings, three (3) special meetings and acted two (2) times by written consent.

Nominating Committee

The Company’s Nominating Committee is composed of Bruce F. Simberg, Charles B. Hart, Jr. and Richard W. Wilcox, Jr.  Each member is independent as defined by the Nasdaq Rules.  Mr. Simberg serves as the Chairman.

The Nominating Committee will consider candidates for director who are recommended by its members, by other Board members and by management of the Company.  The Nominating Committee will consider nominees recommended by our shareholders if the shareholder submits the nomination in compliance with the advance notice, information and other requirements described in our bylaws and applicable securities laws.  The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.  The Nominating Committee considers all aspects of a candidate’s qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives.  Among the qualifications, qualities and skills of a candidate considered important by the Nominating Committee is a person with strength of character, mature judgment, familiarity with the Company’s business and industry, independent of thought and an ability to work collegially.

Shareholders who wish to recommend nominees to the Nominating Committee should submit their recommendation in writing to the Secretary of the Company at its executive offices pursuant to the requirements contained in Article III, Section 13 of the Company’s Bylaws.  This section provides that the notice shall include: (a)  as to each person who the shareholder proposed to nominate for election, (i) name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (iv) the consent of each nominee to serve as a director of the Company if so elected and (v) any other information relating to the person that is required to be disclosed in solicitation for proxies for the election of directors pursuant to Rule 14A under the Exchange Act; and (b) as to the shareholder giving the notice, the name and record address of the shareholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Investment Committee

The Company’s Investment Committee for 2008 was composed Peter J. Prygelski, III, Bruce F. Simberg, and Carl Dorf.  The Investment Committee manages our investment portfolio pursuant to its adopted Investment Policy Statement. The Investment Committee held one (1) formal meeting in 2008 and at least four (4) informal telephonic meetings throughout the year with its members and investment advisors.

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements with our management.

2.           The Audit Committee has discussed with DeMeo, Young, McGrath (“DeMeo”), our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1, AU section 380) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.           The Audit Committee has as received the written disclosures and the letter from DeMeo required by applicable requirements of the PCAOB regarding DeMeo's communications with the audit committee concerning independence, and has discussed with DeMeo its independence;

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Audit Committee Report for the Year Ended December 31, 2008
Respectfully Submitted
March 31, 2009
/s/  Charles B. Hart, Jr., Chairman
/s/  Carl Dorf
/s/ Richard W. Wilcox, Jr.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Philosophy of the Compensation Program

The Compensation Directors Committee of the Board had the responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  With respect to executive compensation, the primary goal of the Compensation Committee is to attract and retain the most qualified, knowledgeable, dedicated and seasoned executives possible, to reward them for their contributions to the development of our business and to align the executives incentives with shareholder value creation.

The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the insurance industry while taking into account our relative performance and our own strategic goals.

The Compensation Committee conducts an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. This review is based on a survey of executive compensation paid by four (4) property and casualty insurance companies as reported in each company’s proxy statement.  The companies that we made our comparisons with are as follows:  Affirmative Insurance Holdings, Inc. (NASDAQ:  AFFM), American Safety Insurance Holdings, Ltd. (NYSE:  ASI), Gainsco, Inc. (NYSE:  GAN), and Mercer Insurance Group, Inc. (NASDAQ:  MIGP).

The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation.  During the evaluation process, the Compensation Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our executives.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and President during fiscal 2008, are included in the Summary Compensation Table on page 14 are referred to as the “Named Executive Officers” or "Officers."

Elements of Compensation

Executive compensation consists of following elements:

Base Salary.  Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, we currently believe that executive base salaries should be targeted slightly lower than the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. This belief may change over time.  Base salaries are reviewed annually, as part of the Company’s review process, and are adjusted from time to time after taking into account a number of factors, including each executive’s level of responsibility, level of performance during the past fiscal year (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of Company goals, and our historical compensation levels.  We believe in supplementing these salaries with stock options to reward both shareholders and management if the Company does well and the stock responds accordingly.

During fiscal 2008, our executive officers were Michael H. Braun, our Chief Executive Officer from July 1, 2008 through present, Peter J. Prygelski, III, our Chief Financial Officer, Stephen C. Young, our President, Edward J. Lawson, our Chief Executive Officer through June 30, 2008, and J. Gordon Jennings, III, our Chief Accounting Officer through March 31, 2008.  The salary levels for Michael Braun and Peter Prygelski are determined by the terms set forth in their respective employment agreements.  Under these agreements, the Company is allowed to make discretionary increases in the executive’s base salaries, as it determines appropriate.  The salary levels for Edward Lawson and Gordon Jennings were determined by the terms set forth in their respective agreements.

Long-Term Incentive/Options Program.  We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock-based awards. Our stock option plans have been established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of our shareholders. The Compensation Committee believes that the use of stock-based awards offers an additional method to achieving our compensation goals.  Our stock compensation plans have provided the principal method for our executive officers to acquire equity or equity-linked interests in our company without the adoption of stock ownership guidelines.  We expect to continue to provide a portion of total compensation to our executives through our stock option plans rather than through additional cash-based compensation.

Our 2002 Stock Option Plan (and 1998 Stock Option Plan prior to its expiration on September 16, 2008) authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants, as will the 2009 Stock Option Plan upon approval of shareholders. Our Compensation Committee is the administrator of the stock option plans.  The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, and retention considerations, as well as a review of the individual’s existing share and option holdings. Periodic stock option grants are made at the discretion of the Compensation Committee and/or executive management members, who have been granted limited authority by the Compensation Committee.

Stock options granted by us have an exercise price equal to or greater than the fair market value of our common stock on the day of grant, typically vest 20% per annum based upon continued employment over a five-year period, and generally expire six (6) or ten (10) years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended.

In 2008, the Compensation Committee authorized the following grants to our Named Executive Officers:

1)           4,500 stock options to Mr. Braun at an exercise price of $12.58 per share on January 30, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on January 30, 2009 and expire on January 30, 2014;
2)           40,000 stock options to Mr. Braun at an exercise price of $8.32 per share on July 1, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on July 1, 2009 and expire on July 30, 2014;
3)           500 stock options to Mr. Braun at an exercise price of $4.59 per share on December 12, 2008, which is equal to the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on December 12, 2009 and expire on December 12, 2014;
4)           4,500 stock options to Mr. Prygelski at an exercise price of $12.58 per share on January 30, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on January 30, 2009 and expire on January 30, 2014;
5)           10,000 stock options to Mr. Prygelski at an exercise price of $8.32 per share on July 1, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on July 1, 2009 and expire on July 30, 2014;
6)           500 stock options to Mr. Prygelski at an exercise price of $4.59 per share on December 12, 2008, which is equal to the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on December 12, 2009 and expire on December 12, 2014;
7)           10,000 stock options to Mr. Young at an exercise price of $13.07 per share on March 4, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on March 4, 2009 and expire on March 4, 2014;
8)           500 stock options to Mr. Young at an exercise price of $4.59 per share on December 12, 2008, which is equal to the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on December 12, 2009 and expire on December 12, 2014;
9)           5,000 stock options to Mr. Jennings at an exercise price of $13.24 per share on April 1, 2008, which is equal to 102% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on April 1, 2009 and expire on April 1, 2014;
10)           500 stock options to Mr. Jennings at an exercise price of $4.59 per share on December 12, 2008, which is equal to the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on December 12, 2009 and expire on December 12, 2014; and
11)           4,500 stock options to Mr. Lawson at an exercise price of $13.56 per share on January 30, 2008, which is equal to 110% of the fair market value of the Company’s common stock on the date of grant, vest 20% per year beginning on January 30, 2009 and expire on January 30, 2014.

The Compensation Committee has not established guidelines for the granting of plan-based awards in fiscal 2009.

Discretionary Annual Bonus.  The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers.  During fiscal 2008, the Compensation Committee did not award any discretionary annual bonus to any executive officer but may elect do so in the future with the intention to compensate officers for achieving financial and/or operational goals and for achieving individual annual performance objectives.

Other Compensation.  Our executive officers who are parties to employment agreements will continue to be parties to such employment agreements in their current form until such time as the Compensation Committee determines, at its discretion, that revisions to such employment agreements are advisable. In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits and perquisites for our executive officers; however, the Compensation Committee, at its discretion, may revise, amend or add to the officers’ executive benefits and perquisites, if it deems it advisable. We believe these benefits and perquisites are currently lower than median competitive levels for comparable companies. We currently have no plans to change either the employment agreements (except as required by law or as required to clarify the benefits to which our executive officers are entitled as set forth herein) or levels of benefits and perquisites provided thereunder.

Employee Benefit Plans.  Our employees, including our executive officers, are entitled to various employee benefits. These benefits include the following: medical and dental care plans; flexible benefit accounts; life, accidental death and dismemberment and disability insurance; a 401(k) plan; and paid time off.

401(k) Plan.  We offer a qualified 401(k) Plan to eligible employees. Under the plan, we may elect to match contributions made by participants; however, there was no matching contributions made by us to any employee or executive officer from February 2001 to March 2008.  The Company was authorized by the Board of Directors to match 50% up to 6% of a participant’s elective contributions effective April 1, 2008.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Report
Respectfully Submitted
March 31, 2009
/s/ Carl Dorf, Chairman
/s/ Charles B. Hart
/s/ Richard W. Wilcox, Jr.
/s/ Bruce F. Simberg

Summary Compensation Table

The following Summary Compensation table sets forth information regarding compensation earned by, awarded to or paid to our Chief Executive Officer, Chief Financial Officer, and President, as well as our former Chief Executive Officer and former Chief Accounting Officer for the year ended December 31, 2008.  We refer to these officers as our Named Executive Officers in other parts of this proxy statement.  We currently do not have any other individual employee of the Company designated as an executive officer.

SUMMARY COMPENSATION
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Michael H. Braun	2008	$186,863	—	—	$48,447	—	—	$15,880	$251,190
Chief Executive Officer (3)	2007	$146,697	—	—	$19,622	—	—	$3,023	$169,342
	2006	$137,000	—	—	$16,405	—	—	—	$153,405

Peter J. Prygelski, III	2008	$169,539	—	—	$23,696	—	—	$25,139	$218,374
Chief Financial Officer (4)	2007	$80,100	—	—	$12,883	—	—	$38,892	$131,904
	2006	—	—	—	—	—	—	—	—

Stephen C. Young	2008	$129,962	—	—	$18,510	—	—	$30,921	$179,393
President (5)	2007	$120,100	—	—	$7,375	—	—	$18,051	$145,526
	2006	$93,331	—	—	$1,790	—	—	—	$95,121

Edward J. Lawson	2008	$175,000	—	—	$71,905	—	—	$21,162	$268,067
CEO and Chairman of the Board (6)	2007	$175,000	—	—	$204,732	—	—	$26,942	$406,674
	2006	$175,000			$74,674	—	—	$23,630	$273,304

J. Gordon Jennings, III	2008	$132,097	—	—	$31,574	—	—	$32,945	$196,616
Chief Accounting Officer (7)	2007	$143,850	—	—	$33,066	—	—	$17,361	$194,277
	2006	$137,000	—	—	$51,116	—	—	$16,912	$205,028

(1)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS123R.  Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for fiscal year ended December 31, 2008.

(2)	See table "All Other Compensation" for an itemized disclosure of this element of compensation.
(3)	Mr. Braun has served as our Chief Executive Officer since July 1, 2008 and the President of Federated National Insurance Company, a wholly-owned subsidiary of the Company since September 2003.
(4)
Mr. Prygelski has served as our Chief Financial Officer since June 25, 2007.  Prior to this time, he served as an outside director of the Company from January 2004 through June 25, 2007.  Mr. Prygelski’s 2007 salary represented in the table is not for a full year.

(5)	Mr. Young has served as the Company’s President since June 2007 and as President of Federated Premium Finance from January 1998 through the present date.
(6)	Mr. Lawson served as the Company’s Chief Executive Officer and Chairman of the Board through June 30, 2008.
(7)	Mr. Jennings served as our Chief Accounting Officer from June 25, 2007 through March 31, 2008 and as our Chief Financial Officer from August 2002 through June 2007.

ALL OTHER COMPENSATION
Name	Year	Auto	Cell Phone	Events (1)	Club Member Dues	Insurance Benefits (2)	Contribution to 401(k) (3)	All Other Compensation		Total
Michael H. Braun	2008	$5,000	$1,375	$3,850			$4,599	$1,056	(4)	$15,880
	2007		$923	$2,100						$3,023

Peter J. Prygelski, III	2008	$5,000	$1,475	$10,250	$4,992		$3,422			$25,139
	2007		$100	$13,150	$5,642			$20,000	(5)	$38,892

Stephen C. Young	2008	$6,000	$1,054	$2,600		$18,178	$3,089			$30,921
	2007	$2,500	$971	$2,150		$12,430				$18,051

Edward J. Lawson	2008	$6,750	$1,290			$13,122				$21,162
	2007	$13,500	$2,876	$4,325		$6,241				$26,942
	2006	$13,500	$1,348	$1,800	$979	$6,003				$23,630

J. Gordon Jennings, III	2008		$1,125	$1,000		$9,430	$3,504	$17,886	(4)	$32,945
	2007			$1,150		$16,211				$17,361
	2006			$1,350		$15,562				$16,912

(1)	Represents fees for events attended by the Named Executive Officer and his family members.
(2)	Represents premiums for medical and dental insurance.
(3)	Represents matching contributions made by the Company to the Named Executive Officer's 401(k) plan.
(4)	Represents profits that Named Executive Officers received upon the exercise of stock options.
(5)	Represents fees that Mr. Prygelski received for serving as an outside director.

Employment Agreements

Michael H. Braun
We entered into an employment agreement with Michael H. Braun, the Company’s Chief Executive Officer, effective as of July 1, 2008.  Under his agreement, Mr. Braun is entitled to receive an annual salary of $214,000 and a $500 monthly automobile allowance.  The employment agreement is effective for four (4) years through July 1, 2012 and Mr. Braun is also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contains customary confidentiality and non-solicitation provisions.  Additionally, we entered into a non-compete agreement with Mr. Braun effective December 19, 2005.  The non-compete agreement prohibits Mr. Braun from directly or indirectly competing with us for a period of one (1) year after the termination of his employment for any reason.  If Mr. Braun’s employment with the Company is terminated, he is entitled to certain payments set forth in “Potential Payments on Termination or Change of Control” on page 21.

Peter J. Prygelski, III
We entered into an amended and restated employment agreement with Peter J. Prygelski, III, the Company’s Chief Financial Officer, effective as of July 1, 2008.  Under his agreement, Mr. Prygelski is entitled to receive an annual salary of $180,000 and a $500 monthly automobile allowance.  The employment agreement is effective through June 25, 2010, which is three (3) years from the original employment agreement effective date of June 25, 2007.  Mr. Prygelski is also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contains customary confidentiality and non-solicitation provisions.  Additionally, we entered into a non-compete agreement and an annual review agreement with Mr. Prygelski effective June 25, 2007.  The non-compete agreement prohibits Mr. Prygelski from directly or indirectly competing with us for a period of one year after the termination of his employment for any reason.  If Mr. Prygelski’s employment with the Company is terminated, he is entitled to certain payments set forth in “Potential Payments on Termination or Change of Control” on page 21.

Edward J. Lawson
We entered into an employment agreement with Edward J. Lawson, the Company's former Chief Executive Officer effective as of September 1, 1998, which was subsequently amended.  Under his agreement, Mr. Lawson was entitled to receive an annual salary of $175,000 per year and a monthly car allowance of $1,125.   Mr. Lawson entered into a transition agreement with the Company on May 5, 2008 to be effective as of his termination date of June 30, 2008.  Under the transition agreement, Mr. Lawson’s employment agreement dated September 1, 1998 and any subsequent amendment was terminated with only certain covenants and obligations remaining in force.  Mr. Lawson will receive an annual salary of $175,000 per year through the transition agreement expiration date of December 31, 2010. The transition agreement contains standard non-competition, non-solicitation and confidentiality provisions.

J. Gordon Jennings, III
We entered into an employment agreement with J. Gordon Jennings, III, the Company’s Chief Accounting Officer, effective as of May 6, 2004.  Under his agreement, Mr. Jennings was entitled to receive an annual salary of $144,000.  The employment agreement was effective for four (4) years through May 6, 2008 and Mr. Jennings was also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contained customary confidentiality and non-solicitation provisions.  In December 2005, we entered into a non-compete agreement and an annual review agreement with Mr. Jennings.  The non-compete agreement prohibits Mr. Jennings from directly or indirectly competing with us for a period of one year after the termination of his employment for any reason.  If Mr. Jennings’ employment with the Company was terminated, he would have been entitled to certain payments set forth in “Potential Payments on Termination or Change of Control” on page 21.

Mr. Jennings was appointed as the Vice President of Risk Management in April 2008 and President of Assurance MGA in May 2008 and will no longer be classified as a Named Executive Officer.

Grants of Plan Based Awards

The following Grants of Plan-Based Awards table provides information regarding stock options granted to Named Executive Officers during 2008:

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Option Awards Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(1)
Michael H. Braun	01/30/2008	4,500	$12.58	$15,511
	07/01/2008	40,000	$8.32	$79,160
	12/12/2008	500	$4.59	$294
Peter J. Prygelski, III	01/30/2008	4,500	$12.58	$15,511
	07/01/2008	10,000	$8.32	$19,790
	12/12/2008	500	$4.59	$294
Stephen C. Young	03/04/2008	10,000	$13.07	$35,590
	12/12/2008	500	$4.59	$294
Edward J. Lawson	01/30/2008	4,500	$13.56	$14,468
J. Gordon Jennings, III	04/01/2008	5,000	$13.24	$18,125
	12/12/2008	500	$4.59	$294

(1)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS123R.  Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for fiscal year ended December 31, 2008.

All grants of stock options referenced in the above table were made under the 2002 Stock Option Plan.

1998 Stock Option Plan and 2002 Stock Option Plan

Our 1998 Stock Option Plan (the “1998 Plan) and 2002 Stock Option Plan (“the 2002 Plan), (collectively the “Option Plans”) are administered by the Compensation Committee. The objectives of the Option Plans include attracting, motivating and retaining key personnel and promoting our success by linking the interests of our employees, directors and consultants with our success.

The Option Plans permit the granting of incentive stock options, which are options that comply with the requirements of Section 422 of the Internal Revenue Code, and non-statutory options that do not meet the requirements of Section 422.  Incentive stock options may only be granted to our employees.  Non-statutory stock options may be granted to anyone who is eligible to participate in the plan and provides valuable service to the company, including employees, directors, and consultants.  Both incentive stock options and non-statutory stock options have been granted under the Option Plans.

Options Available for Issuance
There are 900,000 shares of common stock authorized for issuance upon exercise of options granted under the 1998 Plan and 1,800,000 under the 2002 Plan. As of December 31, 2008, we do not have any options available for grant under the 1998 Plan and 146,997 options are available for grant under the 2002 Plan, respectively. The options to be delivered under the Plans will be made available, at the discretion of the Compensation Committee, from authorized but unissued shares or outstanding options that expire or are cancelled. If shares covered by an option cease to be issuable for any reason, such number of shares will no longer count against the shares authorized under the plan and may again be granted under the plan.

Term of Options
The term of each option is typically ten (10) years from the date of the grant of the option, unless a shorter period is established for incentive stock options or the administrator of the Option Plans establishes a shorter period.

Vesting Schedule
Options granted under our Option Plans, unless waived or modified in a particular option agreement or by action of the Compensation Committee, typically vest according to the following schedule:

Vesting Schedule

From the Grant Date	Portion of Grant Vested
Less than 1 year	0%
1 year	20%
2 years	40%
3 years	60%
4 years	80%
5 years	100%

Options granted under the Option Plans require that the recipient of a grant be continuously employed or otherwise provide services to us or our subsidiaries. Failure to be continuously employed or in another service relationship, generally results in the forfeiture of options not vested at the time the employment or other service relationship ends. Termination of a recipient’s employment or other service relationship for cause generally results in the forfeiture of all of the recipients unexercised options.

Adjustments in Our Capital Structure
The number and kind of shares available for grants under our Option Plans and any outstanding options under the plans, as well as the exercise price of outstanding options, will be subject to adjustment by the Compensation Committee in the event of any merger, consolidation, reorganization, stock split, stock dividend or other event causing a capital adjustment affecting the number of outstanding shares of common stock.  In the event of a business combination or in the event of a sale of all or substantially all of our assets, the Compensation Committee may cash out some or all of the unexercised, vested options under the plan, or allow some or all of the options to remain outstanding, subject to certain conditions. Unless otherwise provided in individual option agreements, the vesting of outstanding options will not accelerate in connection with a business combination or in the event of a sale of all or substantially all of our assets.

Administration
The Compensation Committee has full discretionary authority to determine all matters relating to options granted under the Option Plans. The Compensation Committee has granted limited authority to executive management members to grant options to eligible individuals.

The Compensation Committee has the authority to determine the persons eligible to receive options, the number of shares subject to each option, the exercise price of each option, any vesting schedule, any acceleration of the vesting schedule and any extension of the exercise period.

Amendment and Termination
Our Board of Directors has authority to suspend, amend or terminate the plans, except as would adversely affect participants rights to outstanding awards without their consent. As the plan administrator, our Compensation Committee has the authority to interpret the plans and options granted under the Option Plans and to make all other determinations necessary or advisable for plan administration.

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Stock Vested

The following Outstanding Equity Awards at Fiscal Year-End table summarizes the holdings held by our Chief Executive Officer, Chief Financial Officer, and President, as well as our former Chief Executive Officer and former Chief Accounting Officer for the year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Michael H. Braun	3,000	2,000	16.00	09/14/2011	(1)
	12,000	8,000	15.79	12/05/2011	(2)
	1,000	4,000	16.59	10/25/2013	(3)
	4,000	16,000	14.36	11/08/2013	(4)
	100	400	13.17	12/06/2013	(5)
	0	4,500	12.58	01/30/2014	(6)
	0	40,000	8.32	07/01/2014	(7)
	0	500	4.59	12/12/2018	(8)
Peter J. Prygelski, III	15,000	0	15.413	01/26/2010
	6,000	4,000	15.79	12/05/2011	(2)
	4,000	16,000	11.11	06/25/2013	(9)
	100	400	13.17	12/06/2013	(5)
	0	4,500	12.58	01/30/2014	(6)
	0	10,000	8.32	07/01/2014	(7)
	0	500	4.59	12/12/2018	(8)
Stephen C. Young	300	200	16.00	12/05/2011	(2)
	2,000	3,000	15.75	09/01/2012	(10)
	1,000	4,000	11.33	05/22/2013	(11)
	1,000	4,000	16.59	10/25/2013	(3)
	100	400	13.17	12/06/2013	(5)
	0	10,000	13.07	03/04/2014	(12)
	0	500	4.59	12/12/2018	(8)
Edward J. Lawson	60,000	40,000	15.79	12/05/2011	(2)
	25,000	0	27.79	12/15/2011
	100	400	13.17	12/06/2013	(5)
	0	4,500	13.56	01/30/2014	(6)
J. Gordon Jennings, III	6,000	4,000	15.79	12/05/2011	(2)
	24,000	6,000	16.00	05/06/2010	(13)
	100	400	13.17	12/06/2013	(5)
	0	5,000	13.24	04/01/2014	(14)
	0	500	4.59	12/12/2018	(8)

(1)	Options vested as to 60% of the underlying shares on December 31, 2008, the remaining 40% vest as follows:20% on 9/14/2009 and 20% on 9/14/2010.
(2)	Options vested as to 60% of the underlying shares on December 31, 2008, the remaining 40% vest as follows:20% on 12/5/2009 and 20% on 12/5/2010.
(3)	Options vested as to 20% of the underlying shares on December 31, 2008, the remaining 80% vest as follows:20% on 10/25/2009, 20% on 10/25/2010, 20% on 10/25/2011 and 10/25/2012.
(4)	Options vested as to 20% of the underlying shares on December 31, 2008, the remaining 80% vest as follows:20% on 11/8/2009, 20% on 11/82009, 20% on 11/8/2010 and 20% on 11/8/2011.
(5)	Options vested as to 20% of the underlying shares on December 31, 2008, the remaining 80% vest as follows:20% on 12/6/2009, 20% on 12/6/2010, 20% on 12/6/2011 and 20% on 12/6/2012.
(6)	Options vested as to 0% of the underlying shares on December 31, 2008, the remaining 100% vest as follows:20% on 1/30/2009, 20% on 1/30/2010, 20% on 1/30/2011, 20% on 1/30/2012 and 20% on 1/30/2013.
(7)	Options vested as to 0% of the underlying shares on December 31, 2008, the remaining 100% vest as follows:20% on 7/1/2009, 20% on 7/1/2010, 20% on 7/1/2011, 20% on 7/1/2012 and 20% on 7/1/2013.
(8)	Options vested as to 0% of the underlying shares on December 31, 2008, the remaining 100% vest as follows:33-1/3% on 12/12/2009, 33 1/3% on 12/12/2010 and 33 1/3% on 12/12/2011.
(9)	Options vested as to 20% of the underlying shares on December 31, 2008, the remaining 80% vest as follows:20% on 6/25/2009, 20% on 6/25/2010, 20% on 6/25/2011 and 20% on 6/15/2012.
(10)	Options vested as to 40% of the underlying shares on December 31, 2008, the remaining 60% vest as follows:20% on 9/1/2009, 20% on 9/1/2010 and 20% on 9/1/2011.
(11)	Options vested as to 20% of the underlying shares on December 31, 2008, the remaining 80% vest as follows:20% on 5/22/2009, 20% on 5/22/2010, 20% on 5/22/2011 and 20% on 5/22/2012.
(12)	Options vested as to 0% of the underlying shares on December 31, 2008, the remaining 100% vest as follows:20% on 3/4/2009, 20% on 3/4/2010, 20% on 3/4/2011, 20% on 3/4/2012 and 20% on 3/4/2013.
(13)	Options vested as to 80% of the underlying shares on December 31, 2008, the remaining 20% vest as follows:20% on 5/6/2009.
(14)	Options vested as to 8% of the underlying shares on December 31, 2008, the remaining 100% vest as follows:20% on 4/1/2009, 20% on 4/1/2010, 20% on 4/1/2011, 20% on 4/1/2012 and 20% on 4/1/2013.

Option Exercises and Stock Vested

The following table summarizes the exercise of stock options by our Chief Executive Officer, Chief Financial Officer, and President, as well as our former Chief Executive Officer and former Chief Accounting Officer for the year ended December 31, 2008.    None of our Named Executive Officers have been granted stock awards or other similar instruments and therefore, have not exercised nor been vested in these instruments of compensation.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
Name	Acquired on Exercise	Exercise (1)	Acquired on Vesting	Vesting
Michael H. Braun	15,000	$16,545	N/A	N/A
Peter J. Prygelski, III	—	—	N/A	N/A
Stephen C. Young	—	—	N/A	N/A
Edward J. Lawson	—	—	N/A	N/A
J. Gordon Jennings, III	14,000	$17,886	N/A	N/A

(1)	Represents the aggregate fair market price less the aggregate option cost on the date of exercise.

Pension Benefits

None of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined pension benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our Named Executive Officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which will be comprised solely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Director Compensation

During 2008, we had five (5) non-employee directors that qualified for compensation. Non-employee directors receive an initial stock option grant upon appointment to the board of directors and subsequent option grants as may be granted at the discretion of the Compensation Committee. In addition, non-employee directors receive annual cash compensation, perquisites as approved by the Compensation Committee and reimbursement of actual out-of-pocket expenses. Beginning in 2006, in lieu of per meeting directors’ fees, the non-employee directors began to receive an annual retainer of $40,000, payable in quarterly installments of $10,000 in January, April, July and October.  Directors who are also employees do not receive this compensation. Directors have not previously been given the option to be compensated in stock in lieu of cash, but may be given such option in the future at the discretion of the Compensation Committee.

We also grant options to our outside as part of their compensation.  In January 2008, we granted 4,500 options to each of our non-employee directors under our 2002 Plan.  The options vest 20% per year beginning on January 30, 2009 and expire in six (6) years on January 30, 2014.

The following Non-Employee Directors’ Compensation Summary table sets forth information regarding the compensation we paid to our non-employee directors from January 1, 2008 to December 31, 2008.

NON-EMPLOYEE DIRECTORS' COMPENSATION SUMMARY
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(5)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Carl Dorf	$40,000	—	$10,041	—	—	—		$50,041
Charles B. Hart, Jr.	$40,000	—	$10,041	—	—	$12,692	(2)	$62,733
Bruce F. Simberg	$40,000	—	$10,041	—	—	—		$50,041
Richard W. Wilcox, Jr.	$40,000	—	$10,041	—	—	$6,892	(3)	$56,933
Anthony C. Krayer, III (4)	$10,000	—	$0	—	—	—		$10,000

(1)
This amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS123R.  Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for fiscal year ended December 31, 2008.

(2)	Includes $4,992 paid for country club membership and $7,700 for events attended by director and/or family in 2008.
(3)	Includes $4,992 paid for country club membership and $1,900 for events attended by director and/or family in 2008.
(4)
Mr. Krayer was appointed as a non-employee director effective as of June 25, 2007 and resigned effective as of March 20, 2008. All options granted to Mr. Krayer were forfeited when he resigned from the Board.

(5)	The following table provides certain additional information concerning the option awards of our non-employee directors for fiscal 2008:

Name	Total Stock Option Awards Outstanding at 2008 Fiscal Year End (Shares)	Option Awards Granted During Fiscal Year 2008(a) (Shares)	Grant Date Fair Value of Option Awards Granted During Fiscal Year 2008($)
Carl Dorf	15,000	4,500	$10,041
Charles B. Hart, Jr.	15,000	4,500	$10,041
Bruce F. Simberg	15,000	4,500	$10,041
Richard W. Wilcox, Jr.	15,000	4,500	$10,041
Anthony C. Krayer, III	0	4,500	$10,041

(a)	The stock options reported in this column were granted in January 2008, and vest 20% per year over five years on each anniversary of the date of grant.

Potential Payments Upon Termination or Change in Control

The following table below illustrates the potential payouts to each Named Executive Officer employed by the Company in an officer capacity as of December 31, 2008, under each of the various separation situations.

Executive Benefits and Payments Upon Termination	Voluntary Termination	For Good Reason Termination	Involuntary Not for Cause Termination (1)	Death	Disability	Change in Control (1)(2)
Michael H. Braun	$0	$0	$428,020	$0	$0	$428,000
Peter J. Prygelski, III	$0	$0	$360,020	$0	$0	$360,020
J. Gordon Jennings, III	$0	$0	$143,850	$0	$0	$0

(1)
All amounts are calculated using the Executive's base salary as of December 31, 2008 and the value of unvested options which were accelerated as of the termination date   It has been the Company's practice, if an Executive is terminated without cause, to accelerate any unvested options and the value of these accelerated options for Executive as of the termination date was $20.

(2)
If a change in control occurs (as described in his employment agreement) and the Executive is terminated during the remaining term of his employment agreement, he will receive the severance payment set forth in this table.  Includes the value of vested stock options which were accelerated as of the termination date.

Non-compete, non-solicitation and non-disclosure agreement

As a condition to Messrs. Braun, Prygelski and Jennings' entitlement to receive the base salary amounts and equity award acceleration referenced in the tables above, each is bound by the terms of his non-competition agreement which prohibits him from working in the insurance industry in any territories where the Company has been doing business for a period of one (1) year from the date on which he terminates employment with the Company for any reason (other than without cause).  For a period of one (1) year after his employment is terminated, he is also prohibited from soliciting directly for himself or for any third person any employees or former employees of the Company, unless the employees have not been employed by the Company for a period in excess of six (6) months and from disclosing any confidential information that he learned about the Company during his employment.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

During fiscal 2008, the Compensation Committee was responsible for overseeing executive compensation. The members of the Compensation Committee as of December 31, 2008 were Carl Dorf, Charles B. Hart, Jr., Richard W. Wilcox, Jr. and Bruce F. Simberg.  No member of the Compensation Committee was at any time during fiscal 2008 or at any other time an officer or employee of the Company.  Except for Bruce Simberg, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or the Compensation Committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee of the Company during fiscal 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

Stephen C. Young, our President, is the nephew of Edward J. Lawson, who was our Chief Executive Officer and Chairman through June 30, 2008.  Except for the foregoing, there are no family relationships between or among our executive officers and directors.

Related Transactions

Bruce F. Simberg, a director, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A., which renders legal services to the Company.  In 2008, the Company paid legal fees to Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A. for services rendered in the amount of approximately $139,827.  We believe that the services provided by Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A. are on terms at least as favorable as those that we could secure from a non-affiliated third party.

           During 2008, Mr. Lawson’s spouse, cofounder of the Company, received salary plus transition compensation totaling $353,700 and an auto allowance of $6,750; Mr. Lawson’s daughter received salary compensation totaling $100,000 for her services as a executive vice president of one of the Company’s insurance subsidiaries; Mr. Lawson’s sister-in-law received salary compensation totaling $52,284 for her services as an underwriter for one of the Company’s insurance subsidiaries; Mr. Lawson’s mother-in-law received salary compensation totaling $31,300 for her services as an accounting clerk; and one of Mr. Lawson’s nephew’s received salary compensation totaling $86,346 for his services as an information technology technician.  Stephen C. Young, the President of our Company, is the nephew of Mr. Lawson and received the compensation described in "Executive Compensation" on pages 14 through 21 of this Proxy Statement.  Mr. Young’s mother-in-law received salary compensation of $30,877 for her services as a customer service representative in the Company’s claims subsidiary.  Mr. Braun’s brother received salary compensation of $117,039 for his services as the Vice President of Accounting and Finance; and Mr. Braun’s sister received salary compensation of $51,750 for her services as a marketing representative.  We believe that the compensation provided to these individuals is comparable to that paid by other companies in our industry and market for similar positions.

We have adopted a written policy that any transactions between the Company and executive officers, directors, principal shareholders or their affiliates take place on an arms-length basis and require the approval of a majority of our independent directors, as defined by the Nasdaq Rules.

PROPOSAL TWO:  APPROVE AN AMENDMENT TO THE 2002 STOCK OPTION PLAN TO EXTEND THE MAXIMUM TERM OF OPTION GRANTS FROM SIX YEARS TO TEN YEARS

In 2002, the Company adopted a Stock Option Plan (the “2002 Plan”).  The 2002 Plan authorizes the Company to grant stock options to purchase up to an aggregate of 1,800,000 shares of common stock.  As of April 1, 2009, the Company has 18,897 shares available to grant to eligible individuals under the 2002 Plan.  In order to continue to effectively attract and retain employees and directors, the Board of Directors of the Company has amended the 2002 Plan, subject to shareholder approval, to extend the maximum term of option grants from six (6) years to ten (10) years for option grants made after the date of this amendment.  The Company’s Board of Directors recommends that the 2002 Plan, as amended, be approved and adopted by the shareholders.

Summary of the Plan

The following is a general description of the terms and provisions of the 2002 Plan and does not purport to be complete.  All such statements are qualified in their entirety by reference to the full text of the 2002 Plan, which is filed herewith, as Annex A.

The purpose of the 2002 Plan is to provide the employees, directors, independent contractors and consultants of the Company and its subsidiaries with an added incentive to provide their services to the Company and its subsidiaries and to induce them to exert their maximum efforts toward the Company’s success.

The 2002 Plan provides for the issuance of incentive stock options (“Incentive Stock Options”) and nonqualified stock options (“Nonqualified Stock Options”).  An Incentive Stock Option is an option to purchase common stock that meets the definition of “incentive stock option” set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  A Nonqualified Stock Option is a stock option to purchase common stock that meets certain requirements in the 2002 Plan but does not meet the definition of an “incentive stock option” set forth in Section 422 of the Code.  Nonqualified Stock Options and Incentive Stock Options are sometimes referred to herein as “Options.”

The number of shares that may be issued pursuant to Options granted under the 2002 Plan is up to an aggregate of 1,800,000 shares.  If any Option granted pursuant to the 2002 Plan terminates or expires for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to the unexercised portion of such Option shall again be available under the 2002 Plan.  The shares acquired upon exercise of Options granted under the 2002 Plan will be from authorized and unissued shares of common stock.  The shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 2002 Plan.

The 2002 Plan is administered by the compensation committee of the Board of Directors (the “Committee”), comprised of at least two outside directors of the Board of Directors or, if a Committee is not designated by the Board of Directors, by the Board of Directors as a whole.  The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of common stock subject to Options, the exercise price of Options and the term thereof.

All employees of the Company and its subsidiaries, including officers, directors, consultants and independent contractors to the Company, are eligible to receive grants of Options under the 2002 Plan; however, no Incentive Stock Option may be granted to non-employee directors, consultants, independent contractors or individuals who are not also employees of the Company or any of its subsidiaries.  Upon receiving a grant of Options, each holder of the Options shall enter into an option agreement with the Company, which contains the terms and conditions of the Options established by the Committee.

Terms and Conditions of Options

Option Price.  For any Option granted under the 2002 Plan, the Option price per share of common stock may be any price not less than par value per share as determined by the Committee; however, the Option price per share of any Incentive Stock Option may not be less than the Fair Market Value (defined below) of the common stock on the date such Incentive Stock Option is granted.  As of the Record Date, the closing price of the Company’s common stock as reported by the Nasdaq National Market was $3.30 per share.

Under the 2002 Plan, the “Fair Market Value” is the closing price of shares of the Company’s common stock on the business day on or immediately preceding the date of grant; however, if the shares are not publicly traded, then the fair market value will be as the Committee shall in its sole and absolute discretion determine in a fair and uniform manner.

Exercise of Options.  Each Option is exercisable in such amounts, at such intervals and upon such terms as the Committee may determine.  In no event may an Option be exercisable after 10 years from the date of grant.

Unless further limited by the Committee in any Option agreement, shares of common stock purchased upon the exercise of Options must be paid for in cash, by certified or official bank check, by money order, with already owned shares of common stock, or a combination of the above.  The Committee, in its sole discretion, may accept a personal check in full or partial payment.  If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the Option is exercised.  Proceeds from the sale of common stock pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.  Under the 2002 Plan, the Company may also lend money to an optionee to exercise all or a portion of an Option granted under the 2002 Plan.  If the exercise price is paid in whole or in part with an optionee’s promissory note, such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of shares purchased by the optionee upon exercise of such Option, (3) bears interest at a rate of interest no less than the rate of interest payable by the Company to its principal lender, and (4) contain such other terms as the Committee in its sole discretion shall require.  An Option may also be exercised pursuant to a “cashless” or “net issue” exercise.

Nontransferability.  Incentive Stock Options granted under the 2002 Plan are not transferable by an optionee other than by will or the laws of descent and distribution.  Nonqualified Stock Options granted under the 2002 Plan are not transferable by an optionee other than (a) by will or the laws of descent and distribution, (b) by gift to a family member, as that term is defined in the 2002 Plan, and (c) through a domestic relations order in settlement of marital property rights.  No Option shall be exercisable during the optionee’s lifetime by any person other than the optionee or certain transferees permitted under the 2002 Plan.

Termination of Options.  The expiration date of an Option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement.  In no event may an Option be exercisable after 10 years from the date it is granted.

The 2002 Plan provides that if an optionee’s employment is terminated for any reason other than for cause, retirement, an improper termination, mental or physical disability or death, then the unexercised portion of the optionee’s Options shall terminate three months after such termination.  If an optionee’s employment is terminated for cause or if there is an improper termination of optionee’s employment, the unexercised portion of the optionee’s Options shall terminate immediately upon such termination.  If an optionee’s employment is terminated by reason of the optionee’s mental or physical disability or by reason of the optionee’s death, the unexercised portion of the optionee’s Options shall terminate 12 months after the optionee’s death.

The Committee in its sole discretion may by giving written notice cancel, effective upon the date of the consummation of certain corporate transactions that would result in an Option becoming fully exercisable, any Option that remains unexercised on such date.  Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

Cancellation and Rescission of Awards.  Unless the Option says otherwise, during the time the optionee is employed by the Company and for a period of two years from the date the optionee ceases being employed by the Company (the “Restrictive Period”), the committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Options for certain “Detrimental Activity”, including (1) the rendering of services to a competitor of the Company, (2) the disclosure of any of the Company’s confidential information, (3) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea conceived by the optionee during employment by the Company, (4) activity that results in termination of the optionee’s employment for cause (as that term is defined in the 2002 Plan), (5) a material violation of any written rules, policies, procedures or guidelines of the Company, (6) any attempt to induce another Company employee to be employed or perform services elsewhere or any attempt to solicit the trade or business of any current or prospective customer, supplier or partner of the Company, (7) being convicted of, or entering a guilty plea with respect to a crime, or (8) any other conduct or act determined by the Company to be injurious, detrimental or prejudicial to any interest of the Company.

Upon exercising an Option, the optionee is required to certify that he or she is in compliance with the terms of the 2002 Plan.  If the optionee engages in any Detrimental Activity described above within the Restrictive Period, the exercise of an Option may be rescinded by the Company within the Restrictive Period.  In the event of rescission, the Optionee shall return any and all shares obtained upon the exercise of Options if the shares are still held by the optionee.  If the optionee no longer holds the shares, the optionee shall pay to the Company an amount equal to the Fair Market Value of the shares as of the date of rescission less the exercise price paid for the shares.  The Company shall be entitled to set-off against the foregoing amount.

Change of Control.  Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any change of control (as defined in the 2002 Plan), but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.  A change of control will be deemed to occur if any person becomes the beneficial owner of 40% or more in voting power of the outstanding stock of the Company and there is a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of forty percent (40%) or more in voting power of the outstanding stock of the Company.

Amendment of 2002 Plan

Either the Board of Directors or the Committee may from time to time amend this 2002 Plan or any Option without the consent or approval of the shareholders of the Company.  However, except to the extent provided in the Termination of Options section above, no amendment or suspension of this 2002 Plan or any Option issued thereunder shall substantially impair any Option previously granted to any optionee without the consent of such optionee.

Federal Income Tax Effects

The 2002 Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options.  Incentive Stock Options are “incentive stock options” as defined in Section 422 of the Code.  Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option.  However, an employee who exercises an Incentive Stock Option by delivering shares of common stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a disqualifying disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares.  The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise.  The effect of this provision is to prevent “pyramiding” the exercise of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercise of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an item of adjustment included in the optionee’s alternative minimum taxable income for purposes of the alternative minimum tax.  If, however, there is a disqualifying disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares.  If there is disqualifying disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise, or the required holding period, the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss.  If the holder is subject to the alternative minimum tax in the year of disposition, such holder’s tax basis in his or her shares will be increased for purposes of determining his alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

In general, if, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired before the end of the required holding period a disqualifying disposition, such optionee would be deemed in receipt of ordinary income in the year of the disqualifying disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised over the exercise price.  If the disqualifying disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee’s ordinary income would be limited to the gain (if any) from the sale.  If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

An income tax deduction is not allowed to the Company with respect to the grant or exercise of an Incentive Stock Option or the disposition, after the required holding period, of shares acquired upon exercise.  In the event of a disqualifying disposition, a federal income tax deduction should be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

Nonqualified Stock Options.  An optionee granted a Nonqualified stock option under the 2002 Plan will generally recognize, at the date of exercise of such Nonqualified stock option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of common stock subject to the Nonqualified stock option.  This taxable ordinary income will be subject to federal income tax withholding.  A federal income tax deduction should be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

If an optionee exercises a Nonqualified stock option by delivering other shares, the optionee should not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the optionee’s tax basis.  The optionee, however, should be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he had paid the exercise price in cash, and the Company likewise generally should be entitled to an equivalent tax deduction.  Provided a separate identifiable stock certificate is issued therefore, the optionee’s tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise should be equal to his tax basis in the shares surrendered and his holding period for such number of shares received should include his holding period for the shares surrendered.  The optionee’s tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares should be the same as if the optionee had exercised the Nonqualified Stock Option solely for cash.

The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the optionees or to the Company, or to describe tax consequences based on particular circumstances.  It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

Vote Required and Recommendation

To approve the amendment to our 2002 Plan, a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting must be voted in favor of the amendment to the 2002 Plan. Abstentions from voting will have the same effect as voting against the proposal to approve the amendment to our 2002 Plan. Broker nonvotes will have no impact on the proposal to approve our 2002 Plan since they are not considered shares entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 2002 PLAN.

PROPOSAL THREE:  APPROVE THE 2009 STOCK OPTION PLAN

In order to continue to effectively attract and retain employees and directors, the Board of Directors believes that the Company needs to continue to grant stock options to purchase shares of common stock.  The Company’s 1998 Plan expired in September 2008 and no further grants may be made from this plan.  Additionally, while the 2002 Plan remains in effect, as of April 1, 2009, only 18,897 shares remain available for future grants of stock options under the 2002 Plan.  As a result, in December 2008, the Board of Directors adopted the 2009 Stock Option Plan (the “2009 Plan”), subject to the approval of the Company's shareholders at the Annual Meeting.  Pursuant to the 2009 Plan, the Company may grant options to purchase up to an aggregate of 800,000 shares of the Company’s common stock to eligible persons.  The Company’s ability to grant “incentive stock options” under the 2009 Plan is subject to the approval of the Company’s shareholders at the Annual Meeting.  The Company’s Board of Directors recommends that the 2009 Plan be approved and adopted by the shareholders.

Summary of the Plan

The following is a general description of the terms and provisions of the 2009 Plan and does not purport to be complete.  All such statements are qualified in their entirety by reference to the full text of the 2009 Plan, which is filed herewith, as Annex B.

The purpose of the 2009 Plan is to provide the employees, directors, independent contractors and consultants of the Company and its subsidiaries with an added incentive to provide their services to the Company and its subsidiaries and to induce them to exert their maximum efforts toward the Company’s success.

The 2009 Plan provides for the issuance of incentive stock options (“Incentive Stock Options”) and nonqualified stock options (“Nonqualified Stock Options”).  An Incentive Stock Option is an option to purchase common stock that meets the definition of “incentive stock option” set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  A Nonqualified Stock Option is a stock option to purchase common stock that meets certain requirements in the 2009 Plan but does not meet the definition of an “incentive stock option” set forth in Section 422 of the Code.  Nonqualified Stock Options and Incentive Stock Options are sometimes referred to herein as “Options.”

The number of shares that may be issued pursuant to Options granted under the 2009 Plan is up to an aggregate of 800,000 shares.  The maximum number of shares that may be the subject of grants of Options to an eligible individual under the 2009 Plan during any fiscal year is Fifty Thousand (50,000) shares.  If any Option granted pursuant to the 2009 Plan terminates or expires for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to the unexercised portion of such Option shall again be available under the 2009 Plan; provided, however, that any shares  subject to an Option, which is cancelled, forfeited or terminated in order to pay the exercise price or any taxes or tax withholdings on an Option shall not be available for future Options granted under the Plan.

The shares acquired upon exercise of Options granted under the 2009 Plan will be from authorized and unissued shares of common stock.  The shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 2009 Plan.

The 2009 Plan is administered by the compensation committee of the Board of Directors (the “Committee”), comprised of at least two (2) outside directors of the Board of Directors or, if a Committee is not designated by the Board of Directors, by the Board of Directors as a whole.  The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of common stock subject to Options, the exercise price of Options and the term thereof.

All employees of the Company and its subsidiaries, including officers, directors, consultants and independent contractors to the Company, are eligible to receive grants of Options under the 2009 Plan; however, no Incentive Stock Option may be granted to non-employee directors, consultants, independent contractors or individuals who are not also employees of the Company or any of its subsidiaries.  Upon receiving a grant of Options, each holder of the Options shall enter into an option agreement with the Company, which contains the terms and conditions of the Options established by the Committee.

Terms and Conditions of Options

Option Price.  For any Option granted under the 2009 Plan, the Option price per share of common stock may be any price not less than the Fair Market Value (as defined below) or if greater, the par value per share as determined by the Committee; however, the Option price per share of any Incentive Stock Option with respect to Options granted to 10% shareholders may not be less than the 110% of the Fair Market Value of the common stock on the date such Incentive Stock Option is granted.  As of the Record Date, the closing price of the Company’s common stock as reported by the NASDAQ National Market was $3.30 per share.

Under the 2009 Plan, the “Fair Market Value” is the closing price of shares of the Company’s common stock on the business day on or immediately preceding the date of grant; however, if the shares are not publicly traded, then the fair market value will be as the Committee shall in its sole and absolute discretion determine in a fair and uniform manner.

Exercise of Options.  Each Option is exercisable in such amounts, at such intervals and upon such terms as the Committee may determine.  In no event may an Option be exercisable after ten (10) years from the date of grant.  The Committee may modify outstanding Options, including having discretion to rescind, modify, or waive any vesting requirements or other conditions applicable to an Option.  Notwithstanding the foregoing, no modification of an Option shall adversely affect any rights or obligations of the Participant under the Option without the Participant’s consent.

Unless further limited by the Committee in any Option agreement, shares of common stock purchased upon the exercise of Options must be paid for in cash, by certified or official bank check, by money order, with already owned shares of common stock, or a combination of the above.  The Committee, in its sole discretion, may accept a personal check in full or partial payment.  If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the Option is exercised.  Proceeds from the sale of common stock pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.   An Option may also be exercised pursuant to a “cashless” or “net issue” exercise.

Nontransferability.  Incentive Stock Options granted under the 2009 Plan are not transferable by an optionee other than by will or the laws of descent and distribution.  Nonqualified Stock Options granted under the 2009 Plan are not transferable by an optionee other than (a) by will or the laws of descent and distribution, and (b) if so allowed by the Committee in its sole discretion - by transfer to a family member, as that term is defined in the 2009 Plan.  No Option shall be exercisable during the optionee’s lifetime by any person other than the optionee or certain other persons permitted under the 2009 Plan.

Termination of Options.  The expiration date of an Option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement.  In no event may an Option be exercisable after ten (10) years from the date it is granted.

The 2009 Plan provides that if an optionee’s employment is terminated for any reason other than for cause, an improper termination, a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for cause, or due to disability or death, then the unexercised portion of the optionee’s Options shall terminate ninety days after such termination.  If an optionee’s employment is terminated for cause, due to a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for cause or if there is an improper termination of optionee’s employment, the unexercised portion of the optionee’s Options shall terminate immediately upon such termination.  If an optionee’s employment is terminated by reason of the optionee’s disability or by reason of the optionee’s death, the Options shall fully vest and the unexercised portion of the optionee’s Options shall terminate twelve (12) months after the optionee’s death.

           The Committee in its sole discretion may by giving written notice cancel, effective upon the date of the consummation of certain corporate transactions that would result in an Option becoming fully exercisable, any Option that remains unexercised on such date.  Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

Cancellation and Rescission of Awards.  To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after the later of any exercise or vesting of an Option but prior to a change in control (as defined in the Plan), the Committee may cancel and rescind any unexercised Options and recover profits derived from exercised options for certain “Detrimental Activity”, including (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant's employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant's disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company.  Upon exercising an Option, the optionee is required to certify that he or she is in compliance with the terms of the 2009 Plan.

Change in Control. Unless otherwise provided in an Option Agreement, upon the occurrence of a Change in Control (as defined in the Plan) of the Company, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Options shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, (iii) that all Options shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Option net of the Exercise Price thereof, (iv)  provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds net of the Exercise Price  and (v) any combination of the foregoing.  In the event that the Committee does not terminate or convert an Option upon a Change in Control, then the Option shall be assumed, or substantially equivalent Options shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

A Change in Control will generally be deemed to occur if:  (i) any person becomes the beneficial owner of 30% or more of the Company's voting securities; (ii) directors who constitute the Company's Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least two-thirds of directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute at least a majority of the Board; (iii) the shareholders of the Company approve a merger or consolidation in which the Company's voting securities do not continue to represent at least a majority of the voting power in the surviving entity or (iv) the shareholders approve a plan of complete liquidation or sale of all or substantially all of the Company's assets.  However, to the extent that Section 409A of the Internal Revenue Code would cause an adverse tax consequence to a participant using the above definition, the term "Change in Control" shall have the meaning ascribed to the phrase "Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation" under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

Amendment of 2009 Plan

Either the Board of Directors or the Committee may from time to time amend this 2009 Plan or any Option without the consent or approval of the shareholders of the Company.  However, except to the extent provided in the Termination of Options section above, no amendment or suspension of this 2009 Plan or any Option issued thereunder shall substantially impair any Option previously granted to any optionee without the consent of such optionee.

Federal Income Tax Effects

The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options.  Incentive Stock Options are “incentive stock options” as defined in Section 422 of the Code.  Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option.  However, an employee who exercises an Incentive Stock Option by delivering shares of common stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a disqualifying disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares.  The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise.  The effect of this provision is to prevent “pyramiding” the exercise of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercise of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an item of adjustment included in the optionee’s alternative minimum taxable income for purposes of the alternative minimum tax.  If, however, there is a disqualifying disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares.  If there is disqualifying disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise, or the required holding period, the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss.  If the holder is subject to the alternative minimum tax in the year of disposition, such holder’s tax basis in his or her shares will be increased for purposes of determining his alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

In general, if, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired before the end of the required holding period a disqualifying disposition, such optionee would be deemed in receipt of ordinary income in the year of the disqualifying disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised over the exercise price.  If the disqualifying disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee’s ordinary income would be limited to the gain (if any) from the sale.  If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

An income tax deduction is not allowed to the Company with respect to the grant or exercise of an Incentive Stock Option or the disposition, after the required holding period, of shares acquired upon exercise.  In the event of a disqualifying disposition, a federal income tax deduction should be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

Nonqualified Stock Options.  An optionee granted a Nonqualified Stock Option under the 2009 Plan will generally recognize, at the date of exercise of such Nonqualified Stock Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of common stock subject to the Nonqualified Stock Option.  This taxable ordinary income will be subject to federal income tax withholding.  A federal income tax deduction should be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

If an optionee exercises a Nonqualified Stock Option by delivering other shares, the optionee should not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the optionee’s tax basis.  The optionee, however, should be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he had paid the exercise price in cash, and the Company likewise generally should be entitled to an equivalent tax deduction.  Provided a separate identifiable stock certificate is issued therefore, the optionee’s tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise should be equal to his tax basis in the shares surrendered and his holding period for such number of shares received should include his holding period for the shares surrendered.  The optionee’s tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares should be the same as if the optionee had exercised the Nonqualified Stock Option solely for cash.

The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the optionees or to the Company, or to describe tax consequences based on particular circumstances.  It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

Vote Required and Recommendation

To approve the adoption of the 2009 Plan, a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting must be voted in favor of the 2009 Plan. Abstentions from voting will have the same effect as voting against the proposal to approve the amendment to our 2009 Plan. Broker nonvotes will have no impact on the proposal to approve our 2009 Plan since they are not considered shares entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2009 PLAN.

PROPOSAL FOUR:  RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee has selected of DeMeo Young McGrath (“DeMeo”) as the independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting for the 2009 fiscal year and we are asking the shareholders to ratify this selection.  Representatives of DeMeo will be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audited services to be provided by DeMeo.  The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by DeMeo during the year and estimated fees.  The Audit Committee Chairman may approve permissible non-audit services with subsequent notification to the full Audit Committee.  All services rendered to us by DeMeo in 2008 were pre-approved in accordance with these procedures.

DeMeo has served as the Company’s independent auditors for each fiscal year since 2002.  DeMeo has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee.  All professional services rendered by DeMeo during the fiscal year ended December 31, 2008 were furnished at customary rates.

The following table shows fees that we paid (or accrued) for professional services rendered by DeMeo for fiscal 2008 and 2007.

	DeMeo	DeMeo
	Fiscal 2008	Fiscal 2007
Audit Fees (1)	$362,432	$409,377
Audit-Related Fees (2)	$7,904	$4,560
Tax Fees (3)	$26,891	$83,350

Total	$397,227	$497,287

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)	Audit-related fees consisted primarily of audits of employee benefit plans and special procedures related to regulatory filings in 2008.
(3)	Tax fees consisted primarily of assistance with tax compliance and reporting.

Vote Required and Recommendation

The ratification of the selection of DeMeo Young McGrath, as our independent certified public accountants for the 2009 fiscal year requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock, present in person or by proxy, at the Annual Meeting.  Broker non-votes will have no effect on the outcome of this matter.  Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of DeMeo Young McGrath as independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DEMEO YOUNG MCGRATH AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.

SHAREHOLDER MATTERS

Shareholder Communications with the Board

Any shareholder may send communications by mail to the Board or individual directors c/o Corporate Secretary, 21st Century Holding Company, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, FL 33311 or via our website at www.21stcenturyholding.com.  The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration.  The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as product or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a shareholder intending to present a proposal to be included in the proxy statement for our 2010 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive offices no later than the close of business on December 24, 2009 (or a reasonable time before we begin to print and mail the proxy materials for the 2010 annual meeting, if we change the date of the 2010 annual meeting more than 30 days from the date of this year’s Annual Meeting).  Proposals should be addressed to:  Secretary, 21st Century Holding Company, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida  33311.  Proposals of shareholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting

Shareholder proposals intended to be presented at, but not included in the proxy materials for, our 2010 annual meeting, must be timely received by us in writing at our principal executive offices, addressed to the Secretary of the Company as indicated above.  Under the Company’s bylaws, to be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting.  If we give less than 70 days’ notice or prior public disclosure of the meeting date, however, notice by a shareholder will be timely given if received by the Company not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever occurs first.  A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	The name and record address of the shareholder proposing such business,

•	The class and number of shares beneficially owned by the shareholder, and

•	Any material interest of the shareholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a shareholder as described above, in the discretion of the persons named as proxy, if:

•	We receive timely notice of the proposal and advise our shareholders in the 2008 proxy materials of the nature of the matter and how management intends to vote on the matter; or

•	We do not receive timely notice of the proposal in compliance with our bylaws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Requests for additional copies should be directed to our Chief Financial Officer by phone at (800) 293-2532 or by mail to the Chief Financial Officer, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida 33311.

Shareholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact our Chief Financial Officer by phone at (800) 293-2532 or by mail to the Chief Financial Officer, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida 33311 to request multiple copies of the Proxy Statement in the future.

By Order of the Board of Directors
REBECCA L. CAMPILLO, Secretary
Lauderdale Lakes, Florida
April 21, 2009

ANNEX A

21st CENTURY HOLDING COMPANY
2002 STOCK OPTION PLAN

(as amended)

1.      PURPOSE.  The purpose of the 21st Century Holding Company 2002 Stock Option Plan (the “Plan”) is to advance the interests of 21st Century Holding Company, a Florida corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are important to the Company, and upon whose efforts and judgments the success of the Company and its Subsidiaries is largely dependent, including employees, consultants, independent contractors, Officers and Directors, by authorizing the grant of options to purchase Common Stock of the Company to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.      DEFINITIONS.  As used herein, the following terms shall have the meanings indicated:
(a)    “Board” shall mean the Board of Directors of the Company.

(b)    “Cause” shall mean a determination by the Company that any of the following has occurred:

(i)             that the Optionee has been willful, reckless or grossly negligent in the performance of his or her duties as an employee of the Company;

(ii)    that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii)    any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)    that the Optionee has committed one or more acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)    any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)    that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)    if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information;

PROVIDED, HOWEVER, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause”, the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)    “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Securities Exchange Act), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of forty percent (40%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of forty percent (40%) or more in voting power of the outstanding stock of the Company.

(d)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)    “Committee” shall mean the stock option or compensation committee appointed by the Board or, if not appointed, the Board.

(f)    “Common Stock” shall mean collectively, the Company’s common stock, par value $.01 per share.

(g)    “Confidential Information” shall mean any and all information pertaining to the Company’s financial condition, clients, customers, prospects, sources of prospects, customer lists, trademarks, trade names, service marks, service names, “know-how,” trade secrets, products, services, details of client or consulting contracts, management agreements, pricing policies, operational methods, site selection, results of operations, costs and methods of doing business, owners and ownership structure, marketing practices, marketing plans or strategies, product development techniques or plans, procurement and sales activities, promotion and pricing techniques, credit and financial data concerning customers and business acquisition plans, that is not generally available to the public.

(h)    “Director” shall mean a member of the Board.

(i)    “Employee” shall mean any person, including Officers, Directors, consultants and independent contractors who are either employed or engaged by the Company or any parent or Subsidiary of the Company within the meaning of Code Section 3401(c) or the regulations promulgated thereunder.

(j)    “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day on or immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair manner.  For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange (including the National Association of Securities Dealers Automated Quotation System, NASDAQ), or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, or (ii)  if clause (i) is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.  If the information set forth in clauses (i) through (ii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k)    “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Employee’s household (other than a tenant or Employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

(l)    “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(m)    “Non-Employee Directors” shall have the meaning set forth in Rule 16b-3(b)(3)(i) (17 C.F.R. §240.16(b)-3(b)(3)(i)) under the Securities Exchange Act.

(n)    “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(o)    “Officer” shall mean the Company’s chairman, chief executive officer, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. §229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(p)    “Option” (when capitalized) shall mean any stock option granted under this Plan.

(q)    “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(r)    “Plan” shall mean this 2002 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(s)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(t)    “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u)    “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(v)    “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.      SHARES AND OPTIONS.  Subject to adjustment in accordance with Section 10 hereof, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to one million eight hundred thousand (1,800,000) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares.  If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Options shall be granted within 10 years from the effective date of this Plan.

4.      LIMITATIONS.  Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5.      CONDITIONS FOR GRANT OF OPTIONS.
(a)       Each Option shall be evidenced by an Option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)       In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) the exercise price or prices of the Option or any installments thereof, (ii) prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued employment of the Optionee for a specified period of time, or (v) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided, however, that to the extent not canceled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c)       The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6.      EXERCISE PRICE.  The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; PROVIDED, HOWEVER, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% shareholder, the per Share exercise price will not be less than 110% of the Fair Market Value in accordance with Section 14 of this Plan. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7.      EXERCISE OF OPTIONS.
(a)       An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate Option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; PROVIDED, HOWEVER, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such shares are issued to the person(s) under the terms of this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.  Additionally, any Option may be exercised pursuant to a “cashless” or “net issue” exercise provision set forth in the Option agreement evidencing such Option.

(b)       No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.      EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in this Plan or in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a)       The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)       Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)       The Committee may in its sole discretion at any time accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.      TERMINATION OF OPTION PERIOD.
(a)       Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)          three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than ninety (90) days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii)         immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination; or

(iii)        one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

(iv)        the later of (A) one year after the date of termination of the Optionee’s employment by reason of death of the Employee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Section 9(a)(iii) hereof.

(b)       Notwithstanding the foregoing, if the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Optionee retires from employment by the Company or any other entity, then the Option shall continue until the original expiration date.

(c)       The Committee in its sole discretion may, by giving written notice (the “Cancellation Notice”), cancel effective upon the date of the consummation of any corporate transaction described in Section 10(d) hereof, any Option that remains unexercised on such date. The Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(d)       Upon Optionee’s termination of employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in the Option Agreement evidencing the Option shall be immediately canceled.

10.    ADJUSTMENT OF SHARES.
(a)       If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)          appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)         appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)        such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b)       Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the Option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Section 10(d) hereof, or otherwise.

(c)       Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefore or purchase such Shares, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)       Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e)       The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.    TRANSFERABILITY OF OPTIONS.  Unless otherwise authorized by the Board, no Incentive Stock Option granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution.  Nonqualified Stock Options granted hereunder may not be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than (a) by will or the laws of descent and distribution (b) by gift to a Family Member, or (c) through a domestic relations order in settlement of marital property rights.  No Option shall be exercisable during the Optionee’s lifetime by any person other than the Optionee or transferee permitted under this Section 11.

12.    ISSUANCE OF SHARES.  As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(a)       a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(b)       (i)          an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal, any option of the Company to “call” or purchase such Shares under then applicable agreements, and any option of the Company to rescind the issuance of the Shares; and

(ii)         any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13.    ADMINISTRATION OF THIS PLAN.
(a)       This Plan shall initially be administered by the Board. As soon as may be practicable, but no later than the date (if ever) the Common Stock is listed or admitted for trading on any United States national securities exchange, the Plan shall be administered by the Committee, which shall consist of not less than two Non-Employee Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)       Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including repricing, canceling and regranting Options.

(c)       The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)       Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e)       No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

14.    INCENTIVE OPTIONS FOR 10% SHAREHOLDERS.  Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

15.    INTERPRETATION.
(a)       This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)       This Plan shall be governed by the laws of the State of Florida.

(c)       Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d)       Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e)       Time shall be of the essence with respect to all time periods specified for the giving of notices to the Company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an Option agreement).

16.    CANCELLATION AND RESCISSION OF AWARDS.
(a)       Unless the Option specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Options at any time if the Optionee is not in compliance with all applicable provisions of this Plan and the individual Option agreement evidencing such Option, or if the Optionee engages in any “Detrimental Activity” (as defined in this Section 16).  For purposes of this Section 16 and during the time the Optionee is employed by the Company and for a period of two years from the date the Optionee ceases being employed by the Company (the “Restrictive Period”), without the Company’s prior written consent, in each instance, “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in any agreement between the Optionee and the Company regarding confidential information and intellectual property either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s confidentiality agreement with the Optionee, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Optionee’s employment for cause; (v) a material violation of any written rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Optionee being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

(b)       Upon exercising an Option, the Optionee shall certify in a manner reasonably acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event an Optionee fails to comply with the provisions of paragraphs (a)(i)-(viii) of this Section 16 within the Restrictive Period, the exercise of an Option may be rescinded by the Company at any time within the Restrictive Period.  In the event of any such rescission, the Optionee shall return any and all Shares obtained upon the exercise of Options if the Shares are still held by the Optionee.  If the Optionee no longer holds the Shares, the Optionee shall pay the Company an amount equal to the Fair Market Value of the Shares as of the date of the rescission less the exercise price paid for the Shares, in such manner and on such terms and conditions as may reasonably be required by the Company.  The Company shall be entitled to set-off against the foregoing amount.

17.    AMENDMENT AND DISCONTINUATION OF THIS PLAN.  Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the shareholders of the Company; PROVIDED, HOWEVER, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

18.    TERMINATION DATE.  This Plan shall terminate 10 years after the date of adoption by the Board provided, however, that no such termination shall affect the validity of Options granted hereunder in accordance with the terms of this Plan, which Options expire after such termination date.

ANNEX B

21st CENTURY HOLDING COMPANY
2009 STOCK OPTION PLAN

1.           ESTABLISHMENT, EFFECTIVE DATE AND TERM
21st Century Holding Company (“21st Century”), a Florida corporation hereby establishes the 21st Century Holding Company 2009 Stock Option Plan (the “Plan”).  The Effective Date of the Plan shall be the date that the Plan is approved by the shareholders of 21st Century in accordance with the laws of the State of Florida.

2.           PURPOSE
The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in 21st Century and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of 21st Century.

3.           ELIGIBILITY
Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.           DEFINITIONS
All capitalized terms which are not defined herein shall have the same meaning as defined terms in Appendix A, which is attached hereto and incorporated herein by reference.

5.           ADMINISTRATION
Committee.  The Plan shall be administered and interpreted by the Board or a committee or sub-committee appointed by the Board (the "Committee").  The Committee shall consist of two (2) or more members of the Board, none of whom shall be an officer or other salaried employee of the Company.  If no Committee exists, the functions of the Committee will be exercised by the Board.

Committee Authority.  The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion.  The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, including but not limited to any Option or any Option Agreement entered into under the Plan.

Delegation to Officers or Employees.  The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan.  The Committee may delegate authority to officers or employees of the Company to grant Options and execute Option Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with Applicable Laws.

Designation of Advisors.  The Committee may designate professional advisors to assist the Committee in the administration of the Plan.  The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent.  The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

6.           SHARES OF COMMON STOCK SUBJECT TO PLAN
Shares Available for Options.  The Common Stock that may be issued pursuant to Options granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock.  The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be Eight Hundred Thousand (800,000) Shares.

Certain Limitations on Specific Types of Options.  The granting of Options under this Plan shall be subject to the following limitations:  (i) with respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Seven Hundred Thousand (700,000) of such shares may be subject to grants of Incentive Stock Options; and (ii) with respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Fifty Thousand (50,000) of such shares may be subject to grants of Options to any one Eligible Individual during any one fiscal year.

Reduction of Shares Available for Options.  Upon the granting of an Option, the number of shares of Common Stock available under this Section for the granting of further Options shall be reduced as follows: in connection with the granting of an Option, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option.

Cancelled, Forfeited, or Surrendered Options.  Notwithstanding anything to the contrary in this Plan, if any Option is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Option shall, to the extent cancelled, forfeited or terminated, immediately become available for future Options granted under the Plan as if said Option had never been granted; provided, however, that any shares of Common Stock subject to an Option, which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Option shall not be available for future Options granted under the Plan.

Recapitalization.  If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of 21st Century  by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of 21st Century or other increase or decrease in such shares effected without receipt of consideration by 21st Century occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and shares of Common Stock and Options available under the Plan, (ii) the aggregate limit of the number of shares of Common Stock that may be granted pursuant to an Incentive Stock Option, (iii) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year, (iv) the calculation of the reduction or increase of shares of Common Stock available under the Plan, (v) the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan; or (vi) the Exercise Price of outstanding Options granted under the Plan.  No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 6(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.  Any adjustments made under this Section 6(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

7.           OPTIONS
Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals, as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option.  Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee.  In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

Exercise Price.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Option Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

Limitation on Option Period.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options and unless otherwise provided by the Committee, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Option Agreement relating to such Option.  In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

Limitations on Incentive Stock Options.  Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

Limitation on Grants.  Incentive Stock Options may only be granted to Section 424 Employees.  The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.  Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

Minimum Exercise Price.  In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

Ten Percent Shareholder.  Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

Vesting Schedule and Conditions.  No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Option Agreement relating thereto or in the Plan.

Exercise.  When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions.  The Participant shall deliver to 21st Century a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan.  Unless otherwise provided by the Committee, said notice must be delivered to 21st Century at its principal office and addressed to the attention of Chief Financial Officer.  An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

Payment.  Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:  (i) by cash, certified or cashier’s check, bank draft or money order, provided however that the Committee may in its sole discretion accept a personal check, from the Optionee; (ii) through the delivery to 21st Century of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act; or (iii) by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable Laws, may permit, including, but not limited to, any of the following: (A) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; (B) through a "cashless" or "net issue" exercise provision set forth in the Option Agreement; or (C) by any other method as may be permitted by the Committee.

Termination of Employment.  Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of a Participant with Company, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph.  Upon such termination, other than by virtue of Death or Disability, the Participant’s unvested Options shall expire.  Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and or (ii) a Participant or the Participant’s estate, guardian, representative, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms.  Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

Termination for Reason Other Than Cause, Improper Termination, Death, Disability or Certain Voluntary Terminations.  If a Participant’s termination of employment or other service is for any reason other than Cause, Improper Termination, Death, Disability or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement) any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

Termination for Cause, Improper Notice or Certain Voluntary Terminations.  In the event the termination is for Cause, is an Improper Termination or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

Disability.  If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant’s unvested Options shall become 100% vested and the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

Death.  If a Participant dies while in the employment or other service of the Company, the Participant’s unvested Options shall become 100% vested and the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, the Option held by such Participant at the date of such Participant’s death.

8.           CHANGE IN CONTROL
Unless otherwise provided in an Option Agreement, upon the occurrence of a Change in Control of 21st Century, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Options shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, (iii) that all Options shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Option net of the Exercise Price thereof, (iv)  provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds net of the Exercise Price  and (v) any combination of the foregoing.  In the event that the Committee does not terminate or convert an Option upon a Change in Control of 21st Century, then the Option shall be assumed, or substantially equivalent Options shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

9.           CHANGE IN STATUS OF PARENT OR SUBSIDIARY
Unless otherwise provided in an Option Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Options held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Options held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Option Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant employed by such entity or business unit as terminated if such Participant is not employed by 21st Century or any entity that is a part of the Company immediately after such event.

10.         REQUIREMENTS OF LAW
Violations of Law.  21st Century shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations.  Any determination in this connection by the Committee shall be final, binding, and conclusive.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, the issuance of shares pursuant thereto or the grant of an Option to comply with any law or regulation of any governmental authority.

Registration.  At the time of any exercise or receipt of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto.  In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Option or receipt of an Option and a stop transfer order may be placed with the transfer agent.  Each Option shall also be subject to the requirement that, if at any time 21st Century determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion.  The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate.  The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, to cause the exercise of an Option or the issuance of shares pursuant thereto, or to cause the grant of Option to comply with any Applicable Laws or regulation of any governmental authority.

Withholding.  The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Option, or the removal of restrictions on an Option including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv)  requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

Governing Law.  The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

11.         GENERAL PROVISIONS
Option Agreements.  All Options granted pursuant to the Plan shall be evidenced by an Option Agreement.  Each Option Agreement shall specify the terms and conditions of the Option granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters).  The terms of each Option Agreement need not be identical for Eligible Individuals provided that all Option Agreements comply with the terms of the Plan.

Issuance of Certificates; Shareholder Rights.  The Company shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Option as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares.  A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

Transferability of Options.  A Participant may not Transfer an Option other than by will or the laws of descent and distribution.  Unless otherwise provided in the Option Agreement, Options may be exercised during the Participant’s lifetime only by the Participant.  No Option shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Option be subject to legal process or attachment for or against such person.  Any purported Transfer of an Option in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Option shall not acquire any rights with respect to such Option.  Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Option to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee.  In such case, such Option shall be exercisable only by the transferee approved of by the Committee.  To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

Buyout and Settlement Provisions.  Except as prohibited by any Applicable Laws,  the Committee may at any time on behalf of the Company offer to buy out any Options previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

Use of Proceeds.  The proceeds received by 21st Century from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of 21st Century.

Modification or Substitution of an Option.  Subject to the terms and conditions of the Plan, the Committee may modify outstanding Options.  Notwithstanding the following, no modification of an Option shall adversely affect any rights or obligations of the Participant under the applicable Option Agreement without the Participant’s consent, including causing adverse tax consequences under Section 409A of the Code.  The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Option.

Amendment and Termination of Plan.  The Board may, at any time and from time to time, amend, suspend or terminate the Plan; provided, however, that the Board shall obtain shareholder approval of any amendment to the Plan to the extent necessary to comply with any Applicable Laws.  No amendment, alteration, suspension of termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted hereunder with respect to Options granted under the Plan prior to the date of such termination.

Section 409A of the Code. The Plan is intended not to provide for deferral of compensation for purposes of Section 409A of the Code, by means of complying with Section 1.409A-1(b)(5) of the final Treasury regulations issued under Section 409A of the Code. The provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 1.409A-1(b)(5) of the final Treasury regulations issued under Section 409A of the Code and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Option would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

In the event that following the application of the immediately preceding paragraph, any Option is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder are incorporated herein by reference to the extent necessary for any Option that is subject Section 409A of the Code to comply therewith. In such event, the provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Option would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other person that any Option intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Option intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

Detrimental Activity.  All Options shall be subject to cancellation by the Committee in accordance with the terms of this Section 11(i) if the Participant engages in any Detrimental Activity.  To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after the later of exercise or vesting of an Option but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Options held by the Participant that have not yet been exercised, and/or (ii) with respect to Options of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Option previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option and (B) any cash or other property  received by the Participant from the Company pursuant to an Option.  Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Option and the Company exercises its remedies pursuant to this Section 11(i) following the exercise of such Option, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

Disclaimer of Rights.  No provision in the Plan, any Option granted hereunder, or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Option, at any time, or to terminate any employment or other relationship between any individual and the Company.  The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Nonexclusivity of Plan.  The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

Other Benefits.  No Option payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

Headings.  The section headings in the Plan are for convenience only; they form no part of this Plan and shall not affect its interpretation.

Pronouns.  The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

Successors and Assigns.  The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

Severability.  If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Notices.  Unless otherwise provided by the Committee, any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to 21st Century, to its principal place of business, attention: Chief Financial Officer, 21st Century Holding Company, and if to the holder of an Option, to the address as appearing on the records of the Company.

APPENDIX A

DEFINITIONS

"Applicable Laws" means the requirements relating to the administration of equity-based options or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code (including, to the extent applicable, requirements of Sections 422 and 162(m) thereof), any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be granted under the Plan.

"Option Agreement" means a written agreement entered into by 21st Century and a Participant setting forth the terms and conditions of the grant of an Option to such Participant.

"Board" means the board of directors of 21st Century.

"Cause" means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant's duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Option granted to the Participant on or after the effective date of the respective employment or consulting agreement.  The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

"Change in Control" shall be deemed to occur upon:

(a)           any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than 21st  Century, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of 21st  Century in substantially the same proportions as their ownership of Common Stock of 21st  Century), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of 21st  Century representing thirty percent (30%) or more of the combined voting power of 21st Century's then outstanding securities;

(b)           during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by 21st  Century's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)           a merger, consolidation, reorganization, or other business combination of 21st Century with any other entity, other than a merger or consolidation which would result in the voting securities of 21st Century outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of 21st Century or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of 21st Century (or similar transaction) in which no person acquires more than twenty-five percent (25%) or more of the combined voting power of 21st Century's then outstanding securities shall not constitute a Change in Control; or

[Appendix – A]

(d)           the shareholders of 21st Century approve a plan of complete liquidation of 21st  Century or the consummation of the sale or disposition by 21st Century of all or substantially all of 21st Century's assets other than (x) the sale or disposition of all or substantially all of the assets of 21st Century to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of 21st Century at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of 21st Century.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term "Change in Control" shall have the meaning ascribed to the phrase "Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation" under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

"Change in Control Price" means the price per share of Common Stock paid in any transaction related to a Change in Control of 21st Century.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means a committee or sub-committee of the Board consisting of two (2) or more members of the Board, none of whom shall be an officer or other salaried employee of the Company.  If no Committee exists, the functions of the Committee will be exercised by the Board.  Notwithstanding the foregoing, with respect to the grant of Options to non-employee directors, the Committee shall be the Board.

"Common Stock" means the common stock, par value $0.01 per share, of 21st Century.

"Company" means 21st Century Holding Company, a Florida corporation, the subsidiaries of 21st Century Holding Company, and all other entities whose financial statements are required to be consolidated with the financial statements of 21st Century Holding Company pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of 21st Century Holding Company as determined by the Committee in its sole and absolute discretion and any successor thereto.

"Detrimental Activity" means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant's employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant's Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company.  For purposes of subparagraph (i) above, the Chief Executive Officer and the General Counsel of 21st Century shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

"Disability" means a "permanent and total disability" within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Option granted to the Participant on or after the effective date of the respective employment or consulting agreement.  The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

"Disparagement" means making any comments or statements to the press, the Company's employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

[Appendix – A]

"Effective Date" shall mean the date that the Plan was approved by the shareholders of 21st Century in accordance with the laws of the State of Florida.

"Eligible Individual" means any employee, officer, director (employee or non-employee director) or consultant of the Company and any Prospective Employee to whom Options are granted in connection with an offer of future employment with the Company, provided, however,  that for purposes of granting Options there shall be excluded from the definition of Eligible Individual any individual performing services for the Company, who does not perform services for 21st Century or any other entity with respect which Common Stock is "service recipient stock" as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the purchase price per share of each share of Common Stock subject to an Option.

"Fair Market Value" means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded.  If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee in accordance, when applicable, with Section 409A of the Code and the regulations issued thereunder.

"Grant Date" means the date on which the Committee approves the grant of an Option or such later date as is specified by the Committee and set forth in the applicable Option Agreement.

“Improper Termination” means if a Participant terminates his or her employment or other service with the Company without providing the Company with written notice of such termination at least fourteen (14) days in advance of his/her termination date; provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which provides for a different notice period than described above, the notice period described in such agreement shall be used to determine whether Improper Termination has occurred on or after the effective date of the respective employment or consulting agreement.  It is understood that termination by virtue of Death or Disability shall not constitute Improper Termination.
"Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422.

"21st Century" means 21st Century Holding Company, a Florida corporation, including any successor thereto by merger, consolidation, acquisition or otherwise.

"Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

"Option" means an option to purchase Common Stock granted pursuant to Section 6 of the Plan.

"Participant" means any Eligible Individual who holds an Option under the Plan and any of such individual's successors or permitted assigns.

"Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of 21st Century.

[Appendix – A]

"Plan" means this 21st Century Holding Company 2009 Stock Option Plan.

"Prospective Employee" means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Option is granted to such individual, provided, however,  that for purposes of granting Options there shall be excluded for the definition of Prospective Employee any individual who does commit to perform services for 21st Century or any other entity with respect which Common Stock is "service recipient stock" as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

"Section 424 Employee" means an employee of 21st Century or any "subsidiary corporation" or "parent corporation" as such terms are defined in and in accordance with Code Section 424.  The term "Section 424 Employee" also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

"Transfer" means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

[Appendix – A]